SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 25, 2004

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On March 25, 2004, the Public Service Commission of Wisconsin ("PSCW") approved a Revised Environmental Assessment ("Revised Assessment") regarding the construction of the Port Washington power plant. The Revised Assessment concluded that a more comprehensive Environmental Impact Statement is not required. The Revised Assessment responds to the January 27, 2004 decision of the Dane County Circuit Court, which vacated and remanded to the PSCW for further consideration its decision authorizing construction of the Port Washington power plant.

In addition, the PSCW affirmed the Certificate of Public Convenience and Necessity ("CPCN") it originally issued in December 2002 authorizing the construction of the Port Washington power plant.

The petitioner who challenged the original CPCN has indicated in a filing with the PSCW that he intends to challenge the PSCW's order. Wisconsin Energy Corporation and Wisconsin Electric Power Company are unable to determine the impact, if any, that this challenge may have on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: March 26, 2004	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: March 26, 2004	Stephen P. Dickson -- Controller and
Principal Accounting Officer